AGREEMENT AND PLAN OF REORGANIZATION made as of this 27th day of July, 1999, by and between Playorena, Inc., a New York corporation having its principal place of business at 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, New York 11788 (APlayorena@), Playorena Acquisition Corp., a Delaware corporation having its principal place of business at 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, New York 11788 ("PAC"), Global Travel Network, LLC, a Delaware limited liability company having its principal place of business at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (AGlobal@) and Michael Brent, Liberty Travel, Inc., Jerry Alampi, Townmoor Investments, Michael Manis, David Harari, Cobra Capital Management, Robert M. Fine, David Shamah, Morris E. Tawil, Descap Publishing, Lisa Mendelsberg, Richard Anselmo, Robert Tirschwell, Jack Maleh, Brian Waltman, Rose Waltman, Lisa Fisher, Robert Fisher, Eli Dweck, Selim Dweck and Mark Dweck (collectively referred to herein as the "Global Members").

     WHEREAS, Playorena, which presently has 9,988,018 shares of Common Stock, par value $.001 per share ("Playorena Common Stock") outstanding, shall use its best efforts to cause its shareholders to approve a .027533 for 1 reverse stock split (the AReverse Split@), resulting in approximately 275,000 shares of Playorena Common Stock outstanding (the APlayorena Common Shares@) in furtherance of which certain major shareholders of Playorena have, contemporaneously herewith, executed and delivered that certain Voting Agreement among them and Global.

     WHEREAS, PAC is a wholly owned subsidiary of Playorena and is authorized to issue 200 shares of common stock, par value $.001 (the "PAC Shares") all of which PAC Shares are issued and outstanding and owned by Playorena.

     WHEREAS, the respective Boards of Directors or Board of Managers of Playorena, PAC and Global (collectively the "Companies") deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders and members, that PAC be merged with and into Global under the terms and conditions hereinafter set forth (the AMerger@), the Merger to be effected pursuant to the Delaware Limited Liability Company Act and the Delaware General Corporation Law and to be a tax free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the ACode@).

     NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

     1. Vote on Merger and Related Matters. (a) PAC and Global (the "Constituent Corporations") shall each, as soon as practicable but prior to closing, and in no event later than 30 days after the execution and delivery hereof, (i) cause a special meeting of its shareholders and/or members to be called to consider and vote upon the Merger on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such shareholders and/or members as is necessary to approve the Merger. If the Merger is approved in accordance with the laws of the States of New York and Delaware, subject to the further conditions and provisions of this Agreement, a closing of this Agreement shall be held (the "Closing"), and a Certificate of Merger and all other documents or instruments deemed necessary or appropriate by the parties hereto to effect the Merger shall be executed and filed with the Secretary of State of the States of New York and Delaware as promptly as possible thereafter. The Certificate of Merger (the "Certificate of Merger") so filed shall be substantially in the form of Exhibit A annexed hereto, with such changes therein as the Boards of Directors of the Constituent Corporations shall mutually approve.

     (b) As soon as practicable, but in no event more than 45 days after the date hereof, Playorena shall cause a special meeting of its shareholders to be called to consider and vote upon a Certificate of Amendment to Playorena's Certificate of Incorporation to approve (i) the Reverse Split, (ii) the change of name of the Company to AETRAVNET.COM, Inc.@, (iii) to recapitulate the purposes for which Playorena was formed, (iv) to increase the authorized number of shares of Common Stock from 15,000,000 to 20,000,000, (v) to authorize the issuance, in one or more series, of an aggregate of 5,000,000 shares of Preferred Stock, $.001 par value per share, each such series having the designation, relative rights, preferences and limitations as shall be determined by the Board of Directors, and (vi) the transacting of such other business as may properly come before the meeting or any adjournment thereof.

     2. Representations, Warranties and Covenants of Global and the Global Members. Global and the Global Members represent and warrant, jointly and severally, as follows, except to the extent set forth on the Schedule of Exceptions annexed hereto and made a part hereof ("Schedule of Exceptions"):

     (a) Global is, and on the effective date of the Merger (the AEffective Date@) will be, a duly organized and validly existing limited liability company in the State of Delaware and in good standing under the laws of the States of Delaware and New Jersey. There are issued and outstanding, and on the Effective Date there will be issued and outstanding, only the membership interests in Global as set forth on Exhibit B attached hereto and incorporated herein, all of which such membership interests are, and on the Effective Date will be, duly authorized, validly issued, fully paid and nonassessable (the "Global Membership Interests"). There are no, and on the Effective Date there will be no, issued or outstanding rights, options or warrants to purchase Global Membership Interests or any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for Global Membership Interests. The outstanding Global Membership Interests have all been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act of 1933 (the "Securities Act") and from any applicable registration requirements of the various states.

     (b) Global has, and on the Effective Date will have, no subsidiaries, nor does it own any direct or indirect interest in any other business entity.

     (c) Global has, and on the Effective Date will have, full power and authority to enter into this Agreement and, subject to any required member approval in accordance with the laws of the State of Delaware, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Managers of Global and, prior to the Closing Date, by the members of Global. This Agreement has been duly executed and delivered by Global and constitutes a valid and binding obligation of Global, enforceable against it in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws hereafter in effect relating to creditors' rights.

     (d) Global is qualified or licensed as a foreign limited liability company in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on the business of Global. The business of Global does not require it to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

     (e) The financial statements of Global, consisting of its Balance Sheets as at December 31, 1998 and 1997, its Statements of Income (Loss) for the fiscal years ended December 31, 1998 and 1997, its Statement of Stockholders' Equity for the two years ended December 31, 1998 and 1997, and its Statements of Cash Flows for the years ended December 31, 1998 and 1997, have been audited by independent public accountants and fairly present the financial position, results of operations and other information purported to be shown therein, at the date and for the respective periods to which they apply. The interim financial statements of Global, consisting of its Balance Sheet as at April 30, 1999, and its Statement of Income (Loss) for the four months ended April 30,
1999, fairly present the financial position, results of operations and other information purported to be shown therein of Global, at the date and for the respective periods to which they apply. All such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and have been adjusted for all normal and recurring accruals. All such financial statements (together, the "Global Financial Statements") are incorporated herein and made a part hereof.

     (f) There has not been, and on the Effective Date there will not have been in the aggregate, any material adverse change in the condition, financial or otherwise, of Global from that set forth in the Global Financial Statements.

     (g) Except for transactions occurring in the ordinary course of business, there has not been, and on the Effective Date there will not have been, any transactions involving Global since April 30, 1999 in an amount in excess of $50,000.

     (h)  There  are,  and  on  the  Effective  Date  will  be,  no  liabilities
(including, but not limited to, tax liabilities) or claims against Global (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Global Financial Statements, other than liabilities incurred in the ordinary course of business or taxes incurred on earnings since April 30, 1999.

     (i) All federal, state, county and local income, excise, property and other tax returns required to be filed by Global have been filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been established in the Global Financial Statements. The federal income tax returns and state and foreign income tax returns of Global have not been audited by the Internal Revenue Service ("IRS") or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to Global or any of its operations or business, there are no pending, or to the knowledge of Global threatened, tax claims or assessments, and there are no pending, or to the knowledge of Global threatened, tax examinations by any taxing authorities. Global has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of Global for any year.

     (j) Except as provided for in the Global Financial Statements, Global has, and on the Effective Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets as set forth in the Global Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as set forth in the Global Financial Statements.

     (k) Global is the owner of the inventory as set forth in the Global Financial Statements and has good and marketable title thereto. Such inventory is clean, current and saleable in the ordinary course of business.

     (l) The accounts receivable as set forth in the Global Financial Statements represent amounts due for goods sold or services rendered by Global in the ordinary course of business and, except as reserved for in the Global Financial Statements, are collectable in the ordinary course of business.

     (m) A copy of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which Global is, or on the Effective Date will be, a party, or from which Global will receive substantial benefits and which are material to Global (collectively, "Contracts"), has been delivered to Playorena and PAC. A list of such Contracts is attached hereto as Exhibit C, which such Exhibit shall be amended at the Effective Date to reflect any Contracts entered into between the date hereof and the Effective Date. Global is not now, nor will be on the Effective Date, in material default under any Contract. The validity and enforceability of, and rights of Global contained in, each such Contract shall not be adversely effected by the Merger or the transactions contemplated hereby or any actions taken in furtherance hereof.

     (n) Except for the matter of JCB Enterprises, Inc. and Judith Brusslan v. Travel Network, Ltd. and Michael Y. Brent, filed in the State of Indiana, Hamilton County Superior Court, Civil Division, there are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to

Global's knowledge threatened, involving Global, individually or in the aggregate in which an unfavorable determination could result in suspension or termination of Global's business or authority to conduct such business in any jurisdiction in any material manner or could result in the payment by Global of more than $50,000, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to Global=s best knowledge, there is no reasonable basis for any such proceeding, claim, action or governmental investigation against Global. Global is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of Global.

     (o) Since April 30, 1999 there have been, and through the Effective Date there will be (i) no bonuses or extraordinary compensation to any of the members, officers or managers of Global, (ii) no loans made to or any other transactions with any of the members, officers or managers of Global or their families, and (iii) no dividends or other distributions declared or paid by Global.

     (p) Global has, and on the Effective Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar to Global in size, industry and risk profile. Copies of all of the policies of insurance and bonds presently in force with respect to Global, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to Playorena and PAC. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and Global has not received any notice of cancellation of any such policies.

     (q) Global has, and on the Effective Date will have, no patents, patent applications, trademarks, trademark registrations or applications, trade names, copyrights, copyright registrations or applications, or other intellectual property, except as set forth on the Schedule of Exceptions. Global has no knowledge of any infringements by it of any third party's intellectual property.


     (r) Since its inception, Global has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on Global's business or property.

     (s) Except as set forth on the Schedule of Exceptions, there are, and on the Effective Date there will be, no loans, leases or other Contracts outstanding between Global and any officer or manager of Global, or any person related to or affiliated with any officer or manager of Global.

     (t) Except as set forth on the Schedule of Exceptions, during the past five year period neither Global, any officer or manager of Global, nor any person intended upon consummation of the Merger to become an officer, director or manager of Global, Playorena or any successor entity or subsidiary, has been the subject of:

          (1) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of Global or such person, or any partnership in which Global or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which Global or any such person was an executive officer at or within two years before the time of such filing;

          (2) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

          (3) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining Global or any such person from, or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant,  introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

               (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

          (4) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of Global or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

          (5) a finding by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the "Commission") to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

          (6) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated. All items described in clauses (1) through (6) above are collectively referred to herein as "Bad Events."

     (u) Global does not have any pension plan, profit sharing or similar employee benefit plan, except as set forth on the Schedule of Exceptions.

     (v) Except for the consent and approval of the members of Global and the shareholder of PAC and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Global of this Agreement and (ii) the consummation by Global of the Merger and by Global of all other transactions contemplated hereby. This Agreement has been duly executed and delivered by Global and constitutes the legal, valid and binding obligation of Global enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (w) Global knows of no person who rendered any service in connection with the introduction of Playorena, PAC or Global to any of the other Companies other than Tower Hill Capital Group ("Tower Hill"), and they know of no claim by anyone other than Tower Hill for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

     (x) No employees of Global are on strike or to the best of its knowledge threatening any strike or work stoppage. Global does not have any obligations under any collective bargaining or labor union agreements nor is Global involved in any material controversy with any of its employees or any organization representing any of its employees.

     (y) None of the information supplied or to be supplied by or about Global for inclusion or incorporation by reference in any information supplied to Global members concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (z) The execution and delivery by Global of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Global will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or Contract to which Global is now a party or by which it or any of its assets or properties is bound; (ii) the Articles of Organization, as amended, or the membership, operating or similar agreement of Global, in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Global or any of its business or properties wherein such breach could have a material adverse effect on Global or any of its businesses or properties.

     (aa) Global's members are acquiring the shares of Playorena Common Stock to be issued to them as a result of the Merger for investment purposes only and not with a view to, or sale in connection with, any distribution within the meaning of the Securities Act of 1933, as amended.


     (bb) To the best of its knowledge, Global is not in violation of any federal, state or local environmental law or regulation.

     3. Representations and Warranties of PAC. PAC represents and warrants as follows:

     (a) PAC is, and on the Effective Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue only the PAC Shares. On the Effective Date there will be issued and outstanding all of the PAC Shares which shall be fully paid and nonassessable and which shall be owned by Playorena. There are no, and on the Effective Date there will be no issued or outstanding options or warrants to purchase PAC Shares or any issued or outstanding securities of any nature convertible into PAC Shares, or any agreements or understandings to issue any PAC shares, options or warrants.

     (b) PAC has been organized solely for the purpose of consummating the Merger and, since its inception, PAC has had no business activity of any nature other than those related to its organization or as contemplated by this Agreement.

     (c) PAC has, and on the Effective Date will have full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of PAC.

     (d) Since its inception, PAC has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue any PAC shares or any options, rights, warrants, or other securities convertible into PAC Shares except for the issuance of the PAC Shares to Playorena.

     (e) Except for the consent and approval of the stockholders of PAC and the Global Members, the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by PAC of this Agreement and (ii) the consummation by PAC of the Merger and the other transactions contemplated hereby.

     (f) The execution and delivery by PAC of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by PAC will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which PAC is now a party or by which it or any of its assets or properties is bound or the Certificate of Incorporation, as amended, or the bylaws of PAC, in each case as amended, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over PAC or any of its business or properties.

     4. Representations and Warranties of Playorena. Playorena represents and warrants as follows:

     (a) Playorena is a duly organized and validly existing corporation in good standing under the laws of the State of New York, authorized to issue an aggregate of 15,000,000 shares of Playorena Common Stock. On the Effective Date, giving effect to the Reverse Split, there will be issued and outstanding approximately 275,000 shares of Playorena Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Playorena Common Stock or any issued or outstanding securities of any nature convertible into shares of Playorena Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any shares of Playorena Common Stock.

     (b) The business of Playorena since July, 1998 has been limited to the search for an acquisition or merger partner and certain transactions described in its filings with the Commission (the "SEC Filings"), and except for transactions related to conversion of debt or other obligations and an aborted acquisition described in the SEC Filings, it has not engaged in any other business or activity since July, 1998.

     (c) Playorena is, and on the Effective Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted. The business of Playorena does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

     (d) Playorena has, and on the Effective Date will have no subsidiaries except for PAC.

     (e) The financial statements of Playorena, consisting of its Balance Sheets as at November 30, 1998 and 1997, and its Statement of Operations for the fiscal years ended November 30, 1998 and 1997, its Statement of Stockholders' Equity as of November 30, 1998 and 1997, and its Statement of Cash Flows for the fiscal years ended November 30, 1998 and 1997, all together with accompanying notes, have been audited by independent public accountants, are complete and correct in all material respects, present fairly the financial position of Playorena and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods and are in accordance with the books and records maintained by Playorena in all material respects. The interim financial statements of Playorena, consisting of its Balance Sheet as at May 31, 1999, and its Statement of Income, Statement of Stockholders' Equity and Statement of Cash Flows for the three-month period ending May 31, 1999, have been prepared in accordance with generally accepted accounting principles and have been adjusted for all normal and recurring accruals and present fairly the financial position of Playorena and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. All the financial statements referenced herein are collectively referred to as the "Playorena Financial Statements", all of which have been delivered to Global and are true and complete in all respects and are in accordance with the books and records maintained by Playorena in all material respects.

     (f) There has not been, and on the Effective Date there will not have been, any material change in the financial condition of Playorena from that set forth in the Playorena Financial Statements except for (i) transactions in the ordinary course of business not in excess of $50,000 in the aggregate, (ii) transactions relating to this Agreement, and the incurring of expenses and liabilities relating to this Agreement not in excess of $50,000 in the aggregate and (iii) conversions of debt and other obligations into Playorena Common Stock.

     (g) There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against Playorena (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued) not appearing on the Playorena Financial Statements, except for (i) liabilities not in excess of $50,000 in the aggregate for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of Playorena=s business or taxes incurred on earnings since May 31, 1999 not in excess of $25,000 in the aggregate.

     (h) All federal, state, county and local income, excise, property or other tax returns required to be filed by Playorena have been filed and all required taxes, fees or assessments have been paid. The federal income tax returns and state and foreign income tax returns of Playorena have not been audited by the IRS or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to Playorena or any of its operations or business, there are no pending, or to the knowledge of Playorena threatened, tax claims or assessments, and there are no pending, or to the knowledge of Playorena threatened, tax examinations by any taxing authorities. Playorena has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of Playorena for any year.

     (i) Playorena has, and on the Effective Date will have, no fixtures, furniture, equipment, inventory or accounts receivable.

     (j) Playorena has, and on the Effective Date will have, no material contracts to which it is, or on the Effective Date will be, a party, except as described in the Playorena Financial Statements.

     (k) There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to Playorena's knowledge threatened in writing, against Playorena, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement other than a threat by one creditor in the amount of $35,000, and, to Playorena's best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against Playorena. Playorena is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of Playorena.

     (l) Since May 31, 1999, there have been, and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of Playorena; (ii) no loans made to or transactions with any officer or director of Playorena other than the issuance of Playorena Common Stock to those officers and directors of Playorena who have contributed money to Playorena over the past nine (9) months; (iii) no dividends or other distributions declared or paid by Playorena; and (iv) no purchase by Playorena of any of its common shares.

     (m) Since May 31, 1999, other than the issuance of Playorena Common Stock to those officers and directors of Playorena who have contributed money to Playorena over the past nine (9) months, and to certain other creditors of Playorena, Playorena has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement or in connection with conversion of debt or other payables into Playorena Common Stock.

     (n) Playorena has no patents, patent applications, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. Playorena has no knowledge of any infringements by it of any third party's intellectual property.

     (o) Playorena has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

     (p) On the Effective Date there will be, no loans, leases commitments, arrangements or other contracts of any kind or nature outstanding between (i) Playorena and (ii) any officer or director of Playorena or any person related to or affiliated with any officer or director of Playorena.

     (q) During the past five year period, no officer or director of Playorena has been the subject of any Bad Event.

     (r) Playorena has had no pension plan, profit sharing or similar employee benefit plan since January 1, 1997 and none is currently in effect.

     (s) Except for the consent and approval of the shareholders of Playorena and PAC and the Global Members to both the Merger and the Reverse Split, and the filing of a Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Playorena of this Agreement and (ii) the consummation of the Merger and the other transactions contemplated hereby. Playorena has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or will be prior to the effective date, duly approved by the Board of Directors of Playorena. This Agreement has been duly executed and delivered by Playorena and constitutes the legal, valid and binding obligation of Playorena enforceable against it in accordance with the terms hereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (t) Playorena knows of no person who rendered any service in connection with the introduction of Playorena, PAC or Global to each other except for Tower Hill, and that it knows of no claim by anyone other than Tower Hill for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

     (u) Playorena has no employees.

     (v) None of the information supplied or to be supplied by or about Playorena to Global concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (w) The execution and delivery by Playorena of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Playorena will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Playorena is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation, as amended, or the bylaws of Playorena, in each case as amended; or (iii) any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Playorena or any of its business or properties.

     (x) To the best of its knowledge, Playorena is not in violation of any federal, state or local environmental law or regulation.

     (y) Playorena has been a reporting company under the Securities Exchange Act of 1934 since 1989, has been current in its filings since January 1, 1999 and will be current in its filings as of the Effective Date.

     (z) There are no claims pending, or the knowledge of the Company threatened, against the Company by any shareholder of the Company.

     5. Representations to Survive Closing. All of the representations, covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of Playorena, PAC, Global or the Global Members pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of two (2) years from the Effective Date, regardless of any investigation made by or on behalf of any other party hereto.

     6. Surviving Corporation. The surviving corporation shall be Global. Its name, identity, certificate of incorporation, by-laws, existence, purposes, powers, objects, franchises, rights and immunities shall be unaffected and unimpaired by the Merger, except as described in the Certificate of Merger.

     7. Treatment of Shares of Constituent Corporations. The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the Constituent Corporations are as follows:

     (a) The Global Membership Interests shall be converted by virtue of the Merger, and at the Effective Date into a total of 4,725,000 Playorena Common Shares, on the basis of 47,250 Playorena Common Shares for each one percent (1%) Global Membership Interest without any action on the part of the holders thereof. After the Effective Date, each holder of a Global Membership Interest prior to the Merger shall be entitled upon surrender to receive from PAC a certificate representing the number of Playorena Common Shares to which such holder shall be entitled, which certificate shall contain any appropriate restrictive legend concerning the resale of such Playorena Common Shares. Until so surrendered, any outstanding certificates or other documentation which, prior to the Effective Date, represented a Global Membership Interest shall be deemed for all corporate purposes to evidence ownership of Playorena Common Shares into which such Global Membership Interest shall have been converted. Upon such surrender, the Global Membership Interests so surrendered shall no longer be outstanding and shall automatically be canceled and retired, and shall cease to exist.

     (b) Following the effectiveness of the Reverse Split, there shall be no change in the ownership of the Outstanding Playorena Common Shares from that in existence immediately prior to the Merger.

     (c) The separate existence and corporate organization of PAC, except insofar as it may be continued by statute, shall cease on Effective Date and Global shall become a wholly owned subsidiary of Playorena.

     8. Rights and Liabilities of Surviving Corporation. On and after the Effective Date, Global, as the surviving corporation, shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal, and mixed, of each of the Constituent Corporations; all debts due to either of the Constituent Corporations on whatever account shall be vested in Global; all claims, demands, property, rights, privileges, powers, franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of Global as they were of the respective Constituent Corporations; the title to any real estate by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but shall be vested in Global; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities, and duties of the respective Constituent Corporations shall thenceforth attach to Global and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it; and Global shall indemnify and hold harmless Playorena and the officers and directors of each of the Constituent Corporations against all such debts, liabilities, and duties, and against all claims and demands arising out of the Merger.

     9. Further Assurances of Title. As and when requested by Global or by its successors or assigns, PAC shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as Global may deem necessary or desirable in order to vest in and confirm to Global title to and possession of its property acquired by Global by reason or as a result of the Merger, and otherwise to carry out the intent and purposes hereof, and the officers and directors of PAC and Playorena are fully authorized in the name of PAC or Playorena or otherwise to take any and all such action.

     10. Conditions of Obligations of PAC and Playorena. The obligation of PAC and Playorena to consummate the Merger is subject to the following conditions prior to the Effective Date:

     (a) That Global is in compliance with its representations, warranties and covenants contained herein, and that both PAC and Playorena shall each receive from Global a certificate to such effect from the President of Global as of the Effective Date.

     (b) Global has not suffered an uninsured loss on account of fire, flood, accident, or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

     (c) That no material transactions shall have been entered into by Global other than transactions in the ordinary course of business between April 30, 1998 and the Effective Date, other than as referred to in this Agreement or in the schedules annexed, except with the prior written consent of Playorena.

     (d) Except as disclosed in this Agreement or in the schedules annexed hereto, that no material adverse change in the aggregate shall have occurred in the financial condition of Global since April 30, 1999.

     (e) That none of the properties or assets of Global shall have been sold or otherwise disposed of other than in the ordinary course of business during such period, except with the written consent of Playorena.

     (f) That Global shall have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by Global and the Global Members in this Agreement are true and correct, both when made and as of the Effective Date.

     (g) That all applicable filings and regulatory approvals required to be made or obtained by Global have been made or obtained.

     (h) That this Agreement and the transactions contemplated hereby shall have been approved by appropriate company action of Global and that company votes and resolutions to that effect in form and substance reasonably satisfactory to Playorena and its counsel have been delivered to Playorena.

     (i) That there shall have been full compliance with the applicable securities or Ablue sky@ laws and regulations of any state or other governmental body having jurisdiction over the Merger.

     (j) That Playorena shall have received an opinion from counsel to Global in form satisfactory to Playorena's counsel, that

          (1) Global has been duly organized and is a validly existing limited liability company in the State of Delaware and is in good standing under the laws of the States of Delaware and New Jersey with full power and authority to own and operate its properties and to carry on its current and proposed business. Global is qualified as a foreign limited liability company in all jurisdictions where the business or ownership of assets so requires, except where the failure to so qualify does not have a material adverse effect on the business or limited liability status of Global.

          (2) Global has an authorized and outstanding capitalization as described in this Agreement.

          (3) This Agreement has been duly authorized, executed and delivered by Global and is a valid and binding obligation of Global legally enforceable against Global in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights now or hereafter in effect, and to general equitable principles.

          (4) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions therein contemplated, nor compliance with the terms of each thereof by Global do or will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the articles of organization, as amended, or the bylaws, as amended, of Global, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which such counsel knows Global is a party or by which, to the knowledge of such counsel, Global or any of its assets or properties is bound, or to the knowledge of such counsel, any law, order, rule or regulation, judgment, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Global or its business or any of its properties; and no consent, approvals, authorizations or orders of agencies, officers or other regulatory authorities are necessary for the consummation of the Merger, except under state securities or "blue sky" laws, as to which no opinion need be expressed.

          (5) This Agreement and the transactions contemplated hereby have been duly authorized by appropriate company action of Global and that upon consummation of the Merger, Playorena will be the sole owner of all of the Global Membership Interests and any and all other ownership or equity interests in Global.

          (6) The business of Global does not require it to be registered as an investment company or an investment adviser under the Investment Company Act of 1940 or the Investment Advisers Act of 1940.

     Compliance with the provisions of this paragraph shall be evidenced by the certificate of the President and Secretary of Global.

     11. Conditions of Obligations of Global. The obligations of Global to consummate the Merger are subject to the following conditions prior to the Effective Date:

     (a) That PAC and Playorena are in compliance with their respective representations, warranties and covenants contained herein, and that Global shall receive from each of PAC and Playorena a certificate to such effect from the President of PAC and Playorena as of the Effective Date.

     (b) That neither PAC nor Playorena shall have suffered any loss on account of fire, flood, accident, or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

     (c) That no material transactions shall have been entered into by PAC or Playorena other than transactions in the ordinary course of business since May 31, 1999, other than as referred to in this Agreement, except with the prior written consent of Global.

     (d) That no material adverse change shall have occurred in the financial condition of PAC or Playorena since May 31, 1999, other than as referred to in this Agreement.

     (e) That none of the properties or assets of PAC or Playorena shall have been sold or otherwise disposed of other than in the ordinary course of business since May 31, 1999, except with the written consent of Global.

     (f) That PAC and Playorena shall each have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by Playorena herein are true and correct.

     (g) That all applicable filings and regulatory approvals required to be made or obtained by Playorena have been made or obtained.

     (h) That Playorena shall have held a meeting of its Board of Directors at which meeting all of its directors shall have resigned seriatim and the persons designated by Global shall have been elected as directors of Playorena, all subject to the consummation of the Merger.

     (i) That Lawrence Kaplan and Robert Rubin shall have each executed that certain Indemnification Agreement in favor of ETRAVNET.COM, Inc.

     (j) That Global shall have received an opinion from counsel to PAC and Playorena in form satisfactory to Global's counsel, that:

          (1) Playorena has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of New York with full corporate power and authority to own and operate its properties and to carry on its current and proposed business. Playorena is not qualified as a foreign corporation in any other jurisdiction and the failure to so qualify does not have a material adverse effect on the business, properties or operations of Playorena.

          (2) PAC has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own and operate its properties and to carry on its current and proposed business. PAC is not qualified as a foreign corporation in any other jurisdiction and the failure to so qualify does not have a material adverse effect on the business, properties or operations of PAC. Upon issuance, all PAC Shares shall be duly and validly issued, fully paid and non-assessable and do not have any pre-emptive rights, subscription rights, rights of first refusal or similar rights applicable thereto.

          (3) This Agreement has been duly authorized, executed and delivered by Playorena and PAC, and is a valid and binding obligation of both PAC and Playorena, legally enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights now or hereafter in effect, and to general equitable principles.

          (4) This Agreement and the transactions contemplated hereby have been duly authorized by appropriate corporate action of both PAC and Playorena and no shareholder of either PAC or Playorena is entitled to appraisal rights with respect to the Merger contemplated by this Agreement.

          (5) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions therein contemplated, nor compliance with the terms of each thereof by PAC and Playorena do or will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, their respective certificates of incorporation, as amended, or the bylaws, as amended, of either PAC or Playorena, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which such counsel knows PAC or Playorena is a party or by which, to the knowledge of such counsel, PAC or Playorena or any of their respective assets or properties are bound, or to the knowledge of such counsel, any law, order, rule or regulation, judgment, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over PAC or Playorena or its respective business or any of its properties; and no consent, approvals, authorizations or orders of agencies, officers or other regulatory authorities are necessary for the consummation of the Merger, except under state securities or "blue sky" laws, as to which no opinion need be expressed.

          (6) No consent or approval by any governmental authority which has not
     been  obtained  is  required  to  be  obtained  in   connection   with  the
     consummation of this Agreement by PAC or Playorena.

     Compliance with the provisions of this paragraph shall be evidenced by the certificate of the President and Secretary of each of PAC and Playorena to be delivered at Closing.

     12. Abandonment. This Agreement and the Merger may be abandoned (a) by any of the Companies, acting by its Board of Directors or Board of Managers, at any time prior to its adoption by the members or shareholders of such Company, as provided by law, (b) by any of the Companies, acting by its Board of Directors or Board of Managers by written notice to the other parties hereto, at any time in the event of the failure of any condition in favor of such entity as to which the consummation of the Merger is subject, or (c) by the consent of all the Companies, acting each by its Board of Directors or Board of Managers, at any time after such adoption by such members and shareholders and prior to the Effective Date. In the event of abandonment of this Agreement, the same shall become wholly void and of no effect, and there shall be no further liability or obligation hereunder on the part of any of the Companies, their respective Board of Directors or Board of Managers or any other party to this Agreement.

     13. Closing or Termination. In the event the Closing of this Agreement shall not take place by October 15, 1999, due to the non-satisfaction as of such date of any condition of closing required herein, then any party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other. If Global shall fail to close for any reason other than the non-satisfaction as of such date of any condition of closing required herein to be performed on the part of PAC or Playorena, then Global shall pay to Playorena the sum of $20,000 as a breakup fee. If Playorena shall fail to close for any reason other than the non-satisfaction as of such date of any condition of closing required herein to be performed on the part of Global, then Playorena shall pay to Global the sum of $20,000 as a breakup fee.

     14. Delivery of Corporate Proceedings of Playorena. At the Closing, Playorena shall deliver to Global=s counsel the originals of all of the corporate proceedings of Playorena, duly certified by its Secretary, relating to this Agreement.

     15. Delivery of Corporate Proceedings of PAC. At the Closing, PAC shall deliver to Global's counsel the originals of all of the corporate proceedings of PAC, duly certified by its Secretary, relating to this Agreement.

     16. Payment of Legal Fees. Global shall reimburse Playorena for all legal fees and expenses of Playorena's counsel in connection with this Agreement and the transactions contemplated hereby through and including the Effective Date, up to a maximum amount of $25,000.


     17. Delivery of Company Proceedings of Global . At the Closing, Global shall deliver to Playorena=s counsel a copy of its company proceedings relating to this Agreement or taken pursuant to the provisions of this Agreement duly certified by its Secretary.

     18. Limitation of Liability. The representations and warranties made by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

     19. Further Instruments and Actions. Each party shall deliver such further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

     20. Governing Law. This Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with the laws of such State without regard to conflicts of laws thereof.

     21. Notices. All notices or other communications to be sent by any party to this Agreement to any other party to this Agreement shall be sent by certified mail, nationwide overnight delivery service or by personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party.

     22. Binding Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

     23. Counterparts. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

     24. Severability. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

     25. Joint Drafting. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

     26. Reliance on Certificates. In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the State of New York, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.


GLOBAL TRAVEL NETWORK, LLC


By:
Michael Y. Brent, President and
CEO

PLAYORENA, INC.


By: Lawrence Kaplan, President



PLAYORENA ACQUISITION CORP.


By: Lawrence Kaplan, President


-----------------------------
Michael Brent



LIBERTY TRAVEL, INC.

By:_____________________________



-----------------------------
Jerry Alampi


-----------------------------
Townmoor Investments


-----------------------------
Michael Manis


-----------------------------
David Harari


-----------------------------
Cobra Capital Management


-----------------------------
Robert M. Fine


-----------------------------
David Shamah


-----------------------------
Morris E. Tawil


-----------------------------
Descap Publishing

-----------------------------
Lisa Mendelsberg

-----------------------------
Richard Anselmo

-----------------------------
Robert Tirschwell


-----------------------------
Jack Maleh


-----------------------------
Brian Waltman


-----------------------------
Rose Waltman


-----------------------------
Lisa Fisher


-----------------------------
Robert Fisher


-----------------------------
Eli Dweck


-----------------------------
Selim Dweck


-----------------------------
Mark Dweck

Schedule of Exceptions

Exhibit A Certificate of Merger

Exhibit B Global Membership Interests

Exhibit C Material Contracts of Global

                AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

     AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 17, 1999, by and between Playorena, Inc., a New York corporation having its principal place at 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, NY 11788 ("Playorena"), Playorena Acquisition Corp., a Delaware corporation having its principal place of business at 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, NY 11788 ("PAC"), Global Travel Network, LLC, a Delaware limited liability company having its principal place of business at 560 Sylvan Avenue, Englewood Cliffs, NJ 07632 ("Global") and those individual members of Global listed on the signature page hereto other than the parties listed above ("Global Members").

     WHEREAS, the parties entered into that certain Agreement and Plan of Reorganization dated July 27, 1999 (the "Agreement"), all capitalized terms not otherwise defined herein having their respective meanings as set forth in the Agreement; and

     WHEREAS, the parties desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants, representations and premises hereof, the parties hereto agree as follows:

          1. Notwithstanding anything to the contrary in the Agreement, the number of Playorena Common Shares resulting following the Reverse Split shall be two hundred ninety-four thousand six hundred ninety-four (294,694).

          2. Section 7(a) of the Agreement is hereby amended so that the Global Membership Interests shall be converted by virtue of the Merger and on the later to occur of the Effective Date and the effective date of the Reverse Split ("Issuance Date") into a total of five million sixty-three thousand three hundred seventy-nine (5,063,379) Playorena Common Shares. Notwithstanding the foregoing, the parties acknowledge that 131,433 of such Playorena Common Shares will not be issued upon the effectiveness of the Merger but are reserved for issuance upon exercise of stock purchase warrants of Global to be assumed by Playorena (the "Reserved Warrants"), and that 4,931,946 of such Playorena Common Shares will be issued upon the Issuance Date on the basis of 49,319 shares for each one percent (1%) Global Membership Interest.

          3. Playorena and PAC acknowledge that there are 149,800 common stock purchase warrants of Global which will be converted into 131,433 Reserved Warrants of Playorena upon the Issuance Date, exercisable at $.01 per share. Playorena and PAC further acknowledge that there are 200,000 common stock purchase warrants of Global which will be convertible into 176,380 common stock purchase warrants of Playorena upon the Issuance Date, exercisable at either $4.00 or $5.00 per share.

          4. The parties agree that the Reverse Split shall be effective, and the transactions contemplated hereby consummated, on September 29, 1999 or, if earlier, ten days following notification to Nasdaq thereof. Global agrees to ensure that the Certificate of Amendment reflecting the Reverse Split and other matters will be properly filed with the Secretary of State of New York on or prior to September 29, 1999.

          5. The parties acknowledge that Global is not qualified to do business in New Jersey. Global agrees to obtain such qualification, and send evidence thereof to Playorena's counsel within seven business days after the date hereof.

          6. Except to the extent set forth herein, the Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Agreement and Plan of Reorganization as of the date first set forth above.

                                    GLOBAL TRAVEL NETWORK, LLC


                                     By:_______________________________
                                         Michael Y. Brent, President and CEO

                                    PLAYORENA, INC.


                                     By:_______________________________
                                        Lawrence Kaplan, President

                                    PLAYORENA ACQUISITION CORP.


                                     By:_______________________________
                                       Lawrence Kaplan, President

                                    -----------------------------------
                                          Michael Brent

                                    -----------------------------------
                                         Jerry Alampi

                                   -----------------------------------
                                         Michael Manis

                                  -----------------------------------
                                        David Harari

                                  -----------------------------------
                                        Robert M. Fine

                                  -----------------------------------
                                        David Shamah

                                  -----------------------------------
                                        Morris E. Tawil

                                  -----------------------------------
                                        Lisa Mendelsberg

                                  -----------------------------------
                                        Richard Anselmo

                                  -----------------------------------
                                        Robert Tirschwell

                                  -----------------------------------
                                        Jack Maleh

                                  -----------------------------------
                                        Brian Waltman

                                  -----------------------------------
                                        Rose Waltman

                                  -----------------------------------
                                        Lisa Fisher

                                  -----------------------------------
                                        Robert Fisher

                                  -----------------------------------
                                        Eli Dweck

                                  -----------------------------------
                                       Selim Dweck

                                 -----------------------------------
                                       Mark Dweck

                                  TOWNMOOR INVESTMENTS

                                  By:__________________________________
                                  Name and Title:

                                  COBRA CAPITAL MANAGEMENT

                                  By:__________________________________
                                  Name and Title:

                                  DESCAP PUBLISHING

                                  By:__________________________________
                                  Name and Title:

                                  LIBERTY TRAVEL LTD.

                                  By:__________________________________
                                  Name and Title: